                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                         ENDED FEBRUARY 28, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

SEEKS HIGH CURRENT INCOME AND PRESERVATION OF CAPITAL.

KEMPER SHORT-TERM
U.S. GOVERNMENT FUND

                    "... In short, the shareholders approved
                    a structure that should help us maximize
                         the fund's potential benefits. ..."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
PORTFOLIO STATISTICS
8
SHAREHOLDERS' MEETING
9
PORTFOLIO OF INVESTMENTS
11
FINANCIAL STATEMENTS
13
NOTES TO FINANCIAL STATEMENTS
17
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
AT A GLANCE
--------------------------------------------------------------------------------
KEMPER SHORT-TERM U.S. GOVERNMENT
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                 1.23
CLASS B                                                 0.87
CLASS C                                                 0.92
LIPPER SHORT-TERM GOVERNMENT FUND CATEGORY AVERAGE*     1.68
--------------------------------------------------------------------------------

Returns and rankings are historical and do not guarantee future results. investment returns and principal values will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                                        AS OF     AS OF
                                                       2/28/99   8/31/98
--------------------------------------------------------------------------------
KEMPER SHORT-TERM U.S. GOVERNMENT FUND CLASS A          $8.11     $8.19
--------------------------------------------------------------------------------
KEMPER SHORT-TERM U.S. GOVERNMENT FUND CLASS B          $8.13     $8.21
--------------------------------------------------------------------------------
KEMPER SHORT-TERM U.S. GOVERNMENT FUND CLASS C          $8.14     $8.22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER SHORT-TERM U.S. GOVERNMENT
FUND RANKINGS AS OF 2/28/99*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER SHORT-TERM GOVERNMENT FUNDS CATEGORY

                 CLASS A              CLASS B               CLASS C
--------------------------------------------------------------------------------
1-YEAR        #26 of 28 funds      #28 of 28 funds      #28 of 30 funds
--------------------------------------------------------------------------------
5-YEAR        #20 of 21 funds             N/A                 N/A
--------------------------------------------------------------------------------
10-YEAR       #2 of 3 funds               N/A                 N/A
--------------------------------------------------------------------------------

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF FEBRUARY 28, 1999.

                                         CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SIX-MONTHS INCOME:                        $.1800    $.1513    $.1554
--------------------------------------------------------------------------------
FEBRUARY DIVIDEND:                        $.0300    $.0232    $.0250
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE+:            4.44%     3.42%     3.69%
--------------------------------------------------------------------------------
SEC YIELD+:                               4.30%     3.43%     3.66%
--------------------------------------------------------------------------------

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on February 28, 1999. Distribution rate simply measures the level of dividends and is not a complete measure of performance. the SEC yield is net investment income per share earned over the month ended February 28, 1999, shown as an annualized percentage of the maximum offering price on that date. the SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

--------------------------------------------------------------------------------
TERMS TO KNOW
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGES (ARMS) Mortgages whose interest rates adjust periodically based on changes to a corresponding index rate. To help protect the borrower against dramatic rate increases in a short period of time, ARMs are often originated with interest rate caps. An interest rate cap assures the borrower that the rate will not adjust beyond a certain point within a specific period.

DURATION A measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.

--------------------------------------------------------------------------------
ECONOMIC OVERVIEW
--------------------------------------------------------------------------------

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER INVESTMENTS, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

If you think the first quarter of 1999 has seemed rather anticlimactic compared to 1998, you're not alone. The year began with a quiet bang in the U.S. stock market, with the Dow Jones Industrial Average hitting an all-time high. While stock market volatility has continued, it seems to be phasing investors less and less. Even global events are being taken in stride. Europe's Economic and Monetary Union (EMU) was launched without much notice. And when Brazil's economy recently took a turn for the worse, Wall Street was only mildly concerned. Also contributing to today's laid-back attitude -- the impeachment trial of President Clinton has all but fizzled into obscurity without significantly affecting the U.S. economy or markets.

  Indeed, the U.S. economy looks good. The fundamentals by which we measure the state of the economy remain strong. We continue to see solid consumer spending growth, continued investment spending and low inflation. This suggests that there are no internal problems for continued U.S. economic growth.

  Additionally, we can expect the Federal Reserve Board to keep short-term interest rates steady. At both the February 3 and March 30 meetings, the Fed left interest rates unchanged. It is likely that this "hands-off" approach will continue at the Fed's May 18 meeting, particularly if U.S. inflation remains in check and there is a degree of slowdown in the U.S. economy. Caution is warranted here, though, if growth continues far above the Fed's view of noninflationary growth. In that case, the Fed could adopt a bias to tighten.

  The U.S. budget surplus for 1998 came in at $60 billion, with another budget surplus of between $95 billion and $105 billion expected for fiscal 1999. Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained steady. GDP, driven by consumer spending, is expected to grow at an annualized rate of approximately 3 to 3.5 percent in 1999. We also anticipate modest capital spending and inventory growth.

  The consumer price index (CPI) remains in the vicinity of 2 percent. However, energy prices, which were down 6 to 7 percent last year and helped keep the CPI down, are unlikely to remain so low this year. For 1999, inflation should register at 2 to 2.5 percent.

  Employment growth has slowed to 2 percent, but combined with real wage growth of between 2 percent and 2.5 percent, produces real income growth between 4 percent and 5 percent. In addition, gains in household net worth, which tends to fuel consumer spending, are on the rise. Banks appear to be only a little less willing to lend in 1999, so the threat of a general credit crunch is minimal. As a result of all these factors, consumer spending should continue to grow this year.

  On a less positive note, two factors need to be watched. First, corporate profits have slowed in 1999, growing at a rate of 1 percent to 3 percent on a year-over-year basis. As a result, we may see a slowdown in capital spending this year. Second, the current U.S. account deficit is rising, which suggests the U.S. economy is increasingly dependent on foreign capital inflows to finance its economic activity. This is acceptable as long as foreign money continues to flow in. But if foreign investors, particularly the Japanese, no longer wish to invest in the United States, we can expect pressure on interest rates and the dollar, as well as increased uncertainty and market volatility.

  Given the events of the last two years, investors may be comforted by the fact that the U.S. markets and economy have withstood the test of tumultuous times. While certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, continue to recover and grow. As long as the Fed and the Group of Eight leading industrial nations (G8) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as some analysts expected. Indeed, Asian turmoil has not affected U.S. export

--------------------------------------------------------------------------------
ECONOMIC OVERVIEW
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                           NOW( 3/31/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
Ten Year Treasury Rate                          5.23                   4.81                   5.65                   6.69
Prime Rate                                      7.75                   8.49                   8.50                   8.30
Inflation*                                      1.79                   1.43                   1.38                   2.76
The U.S. Dollar*                               -0.54                   4.31                   4.88                   8.58
Capital goods orders*                           2.35                  11.44                   8.10                   5.52
Industrial production *                         1.88                   3.56                   5.05                   5.86
Employment growth*                              2.21                   2.50                   2.57                   2.52

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. in the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact u.s. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*Data as of February 28, 1999.

Source: Economics Department, Scudder Kemper Investments, Inc.

volumes as much as it has lowered import prices and helped reduce global interest rates.

  Ultimately, Europe's recently inaugurated EMU is likely to bring more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to ease fiscal and monetary policy, foster growth and reduce unemployment. It's going to be interesting to watch as the monetary union continues to evolve. One lesson for investors -- particularly those with international holdings -- is to diversify. With the democratization of the world, the globalization of trade and more free market economies at our fingertips, international markets are becoming more and more attractive. But if you subscribe to the concept of international investment, be cautious -- don't put all of your investment eggs in one basket (i.e. country or region).

  Other key elements to watch in 1999: the race for the next presidency and information technology preparedness for the year 2000. And remember, while it is nearly impossible to predict the next big crisis, preparedness through diversification and risk control are key.

  Thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

JOHN E. SILVIA

The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. The opinions and forecasts expressed are those of Dr. John Silvia as of April 5, 1999, and may not actually come to pass. This information is subject to change. No part of this material is intended as an investment recommendation.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED SCUDDER KEMPER INVESTMENTS, INC. IN MARCH 1996 AND IS A MANAGING DIRECTOR. HE IS ALSO LEAD PORTFOLIO MANAGER OF KEMPER SHORT-TERM U.S. GOVERNMENT FUND. VANDENBERG HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED A BACHELOR'S DEGREE AND M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

[DUGENSKE PHOTO]

JOHN DUGENSKE IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, JOINING THE FIRM IN 1998. HE IS ALSO A PORTFOLIO MANAGER FOR KEMPER SHORT-TERM U.S. GOVERNMENT FUND, HE EARNED HIS BACHELOR'S AND MASTER'S DEGREES IN MECHANICAL ENGINEERING AND HIS M.B.A. FROM THE UNIVERSITY OF ILLINOIS.

[DOLAN PHOTO]

SCOTT DOLAN JOINED SCUDDER KEMPER INVESTMENTS IN 1989 AND IS A VICE PRESIDENT. HE IS ALSO A PORTFOLIO MANAGER FOR KEMPER SHORT-TERM U.S. GOVERNMENT FUND. HE RECEIVED A BACHELOR'S DEGREE IN BUSINESS ADMINISTRATION MAJORING IN FINANCE FROM NORTHEASTERN UNIVERSITY AND AN MS DEGREE IN FINANCE FROM BOSTON COLLEGE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGEMENT TEAM ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

ON DECEMBER 17, 1998, SHAREHOLDERS OF KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND APPROVED A NEW INVESTMENT OBJECTIVE AND NEW POLICIES FOR THE FUND. ON JANUARY 15, 1999, SHAREHOLDERS OF KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND APPROVED A REORGANIZATION WHEREBY KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND AND KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND WERE EFFECTIVELY MERGED. THE RESULTING COMBINED FUND, KEMPER SHORT-TERM U.S. GOVERNMENT FUND, WILL PURSUE HIGH CURRENT INCOME AND PRESERVATION OF CAPITAL. THE REORGANIZATION OCCURRED ON FEBRUARY 5, 1999. WE EXPECT THE COMBINED FUND TO PROVIDE AN ATTRACTIVE TRADE-OFF BETWEEN RISK AND RETURN FOR CONSERVATIVE INVESTORS, AND THAT THE FUND WILL PURSUE ITS OBJECTIVE WITH POTENTIALLY LOWER EXPENSES BY VIRTUE OF ITS INCREASED ASSET SIZE. BELOW THE FUND'S MANAGERS DISCUSS THEIR STRATEGIES FOR MANAGING THE COMBINED FUND, AND THEIR OUTLOOK FOR THE COMING MONTHS.

Q      NORMALLY, WE'D START OUR QUESTION-AND-ANSWER SESSION WITH A WORD ABOUT
THE FUND'S PERFORMANCE. BUT SINCE THE FUND WAS REORGANIZED NEAR THE END OF THE REPORTING PERIOD, IT'S A BIT PREMATURE TO TALK ABOUT RETURNS VERSUS ITS PEERS. INSTEAD, COULD YOU RECAP HOW AND WHY THE TWO FUNDS, WHICH THIS TEAM ALSO MANAGED, WERE REORGANIZED INTO KEMPER SHORT-TERM U.S. GOVERNMENT FUND?

A      Certainly. We'll start with the Short-Intermediate Government Fund.
Despite a reasonably good record of investment performance, the fund was unable to garner sufficient assets to operate efficiently. This was largely due to the fact that shorter-term and longer-term securities have offered a better trade-off between risk and return than intermediate-term securities over the past few years. So there wasn't an overwhelming amount of investor interest in the fund.

       Also, because of its modest asset size, the fund's relatively small number of investors were required to shoulder the costs associated with maintaining a mutual fund, including management fees, the expense of producing shareholder reports, the cost of record-keeping and providing statements, etc.

       In the case of Kemper Adjustable Rate U.S. Government Fund, changes were needed because adjustable rate mortgages (ARMs) are not attractive investments at the present time. Currently, they are experiencing a "no-win" situation: no supply, no demand. As interest rates have declined over the last few years, ARM owners have tended to refinance their ARMs into fixed-rate mortgages to lock in an attractive low rate. Therefore, the pool of ARMs in which the fund could invest was shrinking. In addition, as assets came into the fund when its ARMs were paid ahead of schedule, there were very few attractively priced ARMs available in which to reinvest the proceeds.

       Therefore, the Boards of the funds recommended a two-step plan to help resolve these issues: 1) combine the funds to provide the "critical mass" of assets necessary to operate efficiently, and 2) adopt in

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

the merged fund a wider range of investment options and an average maturity range of 1-3 years, which may enhance the fund's potential to perform well in volatile markets.

       The goal was to create a fund that will pursue high income with low volatility of principal, will have broader diversification and because of its increased size, have the opportunity to operate at a lower cost.

Q      HOW DO YOU PLAN TO RUN THE COMBINED FUND?

A      The fund will typically have a duration of about 1.5 years, which provides much of the yield of longer-maturity instruments, but with substantially less potential risk. We also plan to make the most of the fund's flexibility. We can look for opportunities with a variety of mortgage-backed securities, asset-backed securities and U.S. Treasuries. Wherever we believe the trade-off of risk and return is most attractive, we have the ability to invest and get the potentially best possible balance for our shareholders.

       For example, we had a slightly heavier bias towards mortgages than U.S. Treasuries earlier in the year, but mortgages have rallied to the point where we feel we've squeezed most of the value from them. So we're looking for attractive possibilities in the short end of the U.S. Treasury market. In addition, we believe the changes approved by the fund's shareholders will enable us to make the most of our management style.

Q      IN WHAT WAY?

A      Our approach at Scudder Kemper Investments is to monitor the economy and the markets carefully and take very measured risks, evaluating every security in terms of its risk/reward potential. This close attention to detail and our ability to eke out incremental value even in tight markets is where we believe we can add the most value. We have a lot of experience managing assets using this approach, and the fund's flexibility now gives us more ways to make our management style benefit investors.

       Another advantage is that, compared to the former ARM fund, the merged fund's benchmark will be much more clearly defined. Adjustable rate funds vary widely in terms of their ARM requirements and their ability to invest in other types of securities. Therefore, it was difficult in the past to compare our performance to our peer group and assess how well we were doing. It will be much easier to measure Kemper Short-Term U.S. Government Fund's performance versus its peers. And we'll be able to establish a far more accurate benchmark against which we can monitor the fund's results and adjust the portfolio to improve those results. For example, the fund's Lipper category should change from the ARM category to the Short-Term Government Fund category. These funds are far more similar to each other than ARM funds.

       In short, the shareholders approved a structure that should help us maximize the fund's potential benefits. We're confident that they will be very pleased with their decision to support the proposal to change the name of the fund, investment objectives and fund policies.

Q      WHAT'S YOUR OUTLOOK FOR THE SHORT-TERM GOVERNMENT MARKET?

A      Over the last six months, the government bond market has experienced a shift from a preoccupation with events overseas to closer attention to the economy at home. There has been a lot of price volatility associated with this change in focus, even at the usually docile short end of the market. We believe volatility will continue to trouble the market as investors wrestle with the tension between a weak global economy and a strong U.S. economy. Inflation, however, remains subdued and commodity prices for the most part remain historically low. So while bond prices and yields may continue to bounce around, we think they'll do so within a broad range and that no fundamental change in the interest rate environment is likely. Again, the fund's flexibility enhances our ability to use market turbulence to our advantage. If certain securities begin to look very rich or very cheap in light of investor overreaction, we now have greater opportunity to make such anomalies benefit our shareholders.

--------------------------------------------------------------------------------
PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                    ON 2/28/99              ON 8/31/98
--------------------------------------------------------------------------------
FIXED RATE AGENCY SECURITIES           38%                     11%
--------------------------------------------------------------------------------
GOVERNMENT BONDS:
--------------------------------------------------------------------------------
  SHORT-TERM                           29                       1
--------------------------------------------------------------------------------
  INTERMEDIATE-TERM                    14                       5
--------------------------------------------------------------------------------
CASH EQUIVALENTS                       11                      10
--------------------------------------------------------------------------------
CORPORATES                              8                       3
--------------------------------------------------------------------------------
GOVERNMENT AGENCIES ARMS               --                      70
================================================================================
                                      100%                    100%

[PIE CHART]        [PIE CHART]               - Fixed rate agency securities
 ON 2/28/99         ON 8/31/98                 Government bonds
                                               - Short-term
                                               - intermediate-term
                                             - Cash equivalents
                                             - Corporates
                                             - Government agencies ARMs

--------------------------------------------------------------------------------

AVERAGE MATURITY

--------------------------------------------------------------------------------
                                  ON 2/28/99              ON 8/31/98
--------------------------------------------------------------------------------
AVERAGE MATURITY                   3.4 years               2.9 years
================================================================================

*Portfolio composition and holdings are subject to change.

--------------------------------------------------------------------------------
SHAREHOLDERS' MEETING
--------------------------------------------------------------------------------

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held and adjourned to January 15, 1999. Kemper Short-Term U.S. Government Fund shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) Approval of the new Investment Management   Underwriting of securities
   Agreement between the fund and Scudder
   Kemper Investments, Inc. This item was           For        Against   Abstain
   approved.
                                                    3,632,503  315,320   533,973
      For         Against   Abstain
                                               Investment in real estate
      5,112,330   194,546   443,067
                                                    For        Against   Abstain
2) To modify or eliminate certain policies
   and to eliminate the shareholder approval        3,625,201  322,623   533,973
   requirements as to certain other matters.
   These items were approved.                  Purchase of commodities

New investment objectives and policies              For        Against   Abstain

      For        Against   Abstain                  3,623,966  323,857   533,973

      3,631,835  315,989   533,973             Lending

Investment policies                                 For        Against   Abstain

      For        Against   Abstain                  3,620,872  326,952   533,973

      3,631,835  315,989   533,973             Margin purchases and short sales

Diversification                                     For        Against   Abstain

      For        Against   Abstain                  3,616,131  331,692   533,973

      3,632,503  315,320   533,973             Pledging of assets

Borrowing                                           For        Against   Abstain

      For        Against   Abstain                  3,620,736  327,088   533,973

      3,626,554  321,269   533,973             Purchases of securities

Senior securities                                   For        Against   Abstain

      For         Against   Abstain                 3,630,495  317,329   533,973

      3,632,503   315,320   533,973            Purchases of options and warrants

Concentration                                       For        Against   Abstain

      For        Against   Abstain                  3,613,927  333,896   533,973

      3,632,503  315,320   533,973

PORTFOLIO OF INVESTMENTS

Kemper Short-term U.S. Government Fund

Portfolio of Investments at February 28, 1999 (unaudited)
(Dollars in Thousands)

--------------------------------------------------------------------------------------------------------------------------
                                                                              INTEREST               PRINCIPAL
    U.S. GOVERNMENT OBLIGATIONS                     TYPE                        RATE     MATURITY     AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
    U.S. TREASURY SECURITIES - 42.9%
    (Cost: $108,120)
                                                    Notes                       4.625%     2000       $58,000    $ 57,465
                                                                                5.375      2000        14,200      14,240
                                                                                5.75       2002        18,000      18,276
                                                                                6.625      2007         6,000       6,471
                                                    Bonds                       8.75       2008         9,500      10,754
                                                    ---------------------------------------------------------------------
                                                                                                                  107,206
-------------------------------------------------------------------------------------------------------------------------
    GOVERNMENT NATIONAL
    MORTGAGE ASSOCIATION - 14.0%
    (Cost: $35,267)
                                                    Adjustable rate
                                                    mortgages(a)                6.625      2022            21          21
                                                    Pass-through
                                                    certificates                7.00     2015-2029     34,276      34,717
                                                                                9.50     2016-2018         22          23
                                                                               11.00       2018           243         264
                                                                                9.00       2019            68          73
                                                                                9.50       2020             8           9
                                                    ---------------------------------------------------------------------
                                                                                                                   35,107
-------------------------------------------------------------------------------------------------------------------------
    FEDERAL HOME LOAN
    MORTGAGE CORPORATION - 13.7%
    (Cost: $34,451)
                                                    Fixed rate
                                                    collateralized             11.00       2014             6           6
                                                    mortgage obligations        5.962      2020         9,730       9,770
                                                                                6.075      2021        18,636      18,723
                                                                                6.00       2028         5,851       5,862
                                                    ---------------------------------------------------------------------
                                                                                                                   34,361
-------------------------------------------------------------------------------------------------------------------------
    FEDERAL NATIONAL
    MORTGAGE ASSOCIATION - 10.3%
    (Cost: $26,164)
                                                    Fixed rate
                                                    collateralized              8.50       2005        10,000      10,269
                                                    mortgage obligations        5.50       2008        12,463      12,221
                                                                                6.00       2019         3,200       3,186
                                                    ---------------------------------------------------------------------
                                                                                                                   25,676
                                                    ---------------------------------------------------------------------
                                                    TOTAL U.S. GOVERNMENT OBLIGATIONS--80.9%
                                                    (Cost: $204,002)                                              202,350
                                                    ---------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
    (b)CORPORATE OBLIGATIONS - 8.2%
    (Cost: $20,609)
                                                    American Express Credit
                                                      Account Master Trust      6.40       2005         4,920       5,017
                                                    Capital Auto Receivables
                                                      Asset Trust               5.58       2002         9,000       8,993
                                                    Chase Manhattan Auto
                                                      Owner Trust               5.80       2003         6,500       6,527
                                                    ---------------------------------------------------------------------
                                                                                                                   20,537
-------------------------------------------------------------------------------------------------------------------------
    MONEY MARKET
    INSTRUMENTS - 10.9%
    (Cost: $27,138)
                                                    Yield--4.72% to 4.75%
                                                    Due--March 1999
                                                    Federal Home Loan Bank                              7,000       6,988
                                                    Federal Home Loan Mortgage Corp.                    7,000       6,978
                                                    Federal National Mortgage Association              13,200      13,172
                                                    ---------------------------------------------------------------------
                                                                                                                   27,138
                                                    ---------------------------------------------------------------------
                                                    TOTAL INVESTMENT PORTFOLIO--100%
                                                    (Cost: $251,749)                                             $250,025
                                                    ---------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Adjustable rate security. The interest rate on this security varies with its selected index at specified intervals and the rate shown above is the effective rate on February 28, 1999. The date shown represents the final maturity of the obligation.

(b) The fund may invest up to 35% of total assets in fixed income securities other than U.S. Government Securities.

Based on the cost of investments of $251,749,000 for federal income tax purposes at February 28, 1999, the gross unrealized appreciation was $11,000, the gross unrealized depreciation was $1,735,000 and the net unrealized depreciation on investments was $1,724,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 1999 (UNAUDITED)
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $251,749)                                                $250,025
------------------------------------------------------------------------
Cash                                                                 159
------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                 2,098
------------------------------------------------------------------------
  Investments sold                                                14,807
------------------------------------------------------------------------
  Interest                                                         2,117
------------------------------------------------------------------------
    TOTAL ASSETS                                                 269,206
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Fund shares redeemed                                             1,910
------------------------------------------------------------------------
  Investments purchased                                           35,453
------------------------------------------------------------------------
  Management fee                                                      82
------------------------------------------------------------------------
  Distribution services fee                                           39
------------------------------------------------------------------------
  Administrative services fee                                         31
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             129
------------------------------------------------------------------------
  Trustees' fees and other                                           116
------------------------------------------------------------------------
    Total liabilities                                             37,760
------------------------------------------------------------------------
NET ASSETS                                                      $231,446
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $243,968
------------------------------------------------------------------------
Accumulated net realized loss on investments                     (10,655)
------------------------------------------------------------------------
Net unrealized depreciation on investments                        (1,543)
------------------------------------------------------------------------
Net investment loss                                                 (324)
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $231,446
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share ($150,829 /
  18,600 shares outstanding)                                       $8.11
------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  2.89% of net asset value or 2.75% of offering price)             $8.34
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($71,952 /
  8,845 shares outstanding)                                        $8.13
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($8,665 /
  1,064 shares outstanding)                                        $8.14
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)
(IN THOUSANDS)

----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------
Interest income                                                                                $ 2,374
----------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                                   231
----------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                         63
----------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                       92
----------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                           153
----------------------------------------------------------------------------------------------------------
  Professional fees                                                                                 40
----------------------------------------------------------------------------------------------------------
  Reports to shareholders                                                                           45
----------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                          20
----------------------------------------------------------------------------------------------------------
    Total expenses                                                                                 644
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                            1,730
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
----------------------------------------------------------------------------------------------------------

  Net realized loss on sales of investments                                                       (743)
----------------------------------------------------------------------------------------------------------
  Change in net unrealized depreciation on investments                                          (1,382)
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on future
  transactions                                                                                     181
----------------------------------------------------------------------------------------------------------
  Change in net unrealized depreciation                                                         (1,301)
----------------------------------------------------------------------------------------------------------
Net loss on investments                                                                         (1,944)
----------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $  (214)
----------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                              SIX MONTHS ENDED
                                                              FEBRUARY 28, 1999              YEAR ENDED
                                                                 (UNAUDITED)               AUGUST 31, 1998
----------------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------------------
  Net investment income                                           $  1,730                       3,564
----------------------------------------------------------------------------------------------------------
  Net realized loss                                                   (743)                       (218)
----------------------------------------------------------------------------------------------------------
  Change in net unrealized depreciation                             (1,201)                       (589)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                            (214)                      2,757
----------------------------------------------------------------------------------------------------------
Distribution from net investment income                             (2,054)                     (3,759)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions            164,407                     (11,658)
----------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            162,139                     (12,660)
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------

Beginning of period                                                 69,307                      81,967
----------------------------------------------------------------------------------------------------------
END OF PERIOD                                                     $231,446                      69,307
----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Short-Term U.S. Government Fund (the "fund") is an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund was previously known as Kemper Adjustable Rate U.S. Government Fund until February 5, 1999, when it revised its investment policies and acquired the net assets of Kemper Short-Intermediate Government Fund in a tax-free exchange.

                             The fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C Shares do not convert into another class. Class I shares (none sold through February 28, 1999) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and typically have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. Futures contracts are valued at the most recent settlement price. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its

NOTES TO FINANCIAL STATEMENTS

                             shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At August 31, 1998, the fund had a net tax basis loss carryforward of approximately $9,652,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period 1999 through 2006. In addition, from November 1, 1997 through August 31, 1998 the fund incurred approximately $125,000 of net realized capital losses. As permitted by tax regulations, the fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 1999.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper), and pays a monthly investment management fee of 1/12 of the annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $231,000 for the six months ended February 28, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended February 28, 1999 are $4,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended February 28, 1999 are $110,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the six months ended February 28, 1999 are $92,000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $113,000 for the six months ended February 28, 1999.

NOTES TO FINANCIAL STATEMENTS

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the six months ended February 28, 1999, the fund made no direct payments to its officers and incurred trustees' fees of $9,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended February 28, 1999,
                             investment transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $519,749

                             Proceeds from sales                         356,946

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                           SIX MONTHS
                                                              ENDED                        YEAR ENDED
                                                          FEBRUARY 28,                     AUGUST 31,
                                                              1999                            1998
                                                      ---------------------           ---------------------
                                                      SHARES        AMOUNT            SHARES        AMOUNT
                             ------------------------------------------------------------------------------
                             SHARES SOLD
                              Class A                  4,355       $ 35,260            1,939       $ 15,939
                             ------------------------------------------------------------------------------
                              Class B                    466          4,582              540          4,466
                             ------------------------------------------------------------------------------
                              Class C                    313          2,548              172          1,427
                             ------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              Class A                    145          1,451              296          2,440
                             ------------------------------------------------------------------------------
                              Class B                     30            242               32            261
                             ------------------------------------------------------------------------------
                              Class C                      5             40                7             56
                             ------------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A                 (5,321)       (43,354)          (3,734)       (30,799)
                             ------------------------------------------------------------------------------
                              Class B                   (494)        (4,040)            (516)        (4,267)
                             ------------------------------------------------------------------------------
                              Class C                   (257)        (2,103)            (143)        (1,181)
                             ------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                    273          2,232               81            669
                             ------------------------------------------------------------------------------
                              Class B                   (273)        (2,232)             (81)          (669)
                             ------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------
                              (A) SHARES ISSUED IN ACQUISITION
                              Class A                 11,717         95,496               --             --
                             ------------------------------------------------------------------------------
                              Class B                  8,251         67,407               --             --
                             ------------------------------------------------------------------------------
                              Class C                    840          6,878               --             --
                             ------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------
                              NET INCREASE (DECREASE) FROM
                              CAPITAL SHARE TRANSACTIONS           $164,407                        $(11,658)
                             ------------------------------------------------------------------------------

                             (a) On February 5, 1999, the fund acquired the net assets of Kemper Short-Intermediate Government Fund, amounting to $169.8 million, and issued 20.8 million shares in a tax-free exchange. The aggregate net assets of the fund immediately after the exchange were $234.8 million.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    FINANCIAL FUTURES
     CONTRACTS               The fund has entered into exchange traded financial
                             futures contracts in order to take advantage of anticipated market conditions and, as such, bears the risk that arises from owning these contracts.

                             At the time the fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, payments are made on a daily basis between the fund and the broker as the market value of the futures contract fluctuates and are recorded for financial reporting purposes as unrealized gains or losses by the fund. At February 28, 1999, the market value of assets pledged by the fund to cover margin requirements for open futures positions was $248,000. The fund also had liquid assets in excess of the face amount of open futures positions at February 28, 1999:

                                                                                       UNREALIZED
                                                     FACE                 EXPIRATION    GAIN AT
                             TYPE                   AMOUNT     POSITION     MONTH       2/28/99
                             --------------------------------------------------------------------
                             U.S. Treasury Note   $7,982,000    Long      March '99     $181,000

FINANCIAL Highlights

                                              ----------------------------------------
                                                             CLASS A
                                              ----------------------------------------
                                               SIX MONTHS
                                                 ENDED         YEAR ENDED AUGUST 31,
                                              FEBRUARY 28,   -------------------------
                                                  1999       1998   1997   1996   1995
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------
Net asset value, beginning of period             $8.19       8.31   8.22   8.30   8.33
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            .14        .41    .45    .46    .48
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         (.04)      (.11)   .09   (.09)  (.04)
--------------------------------------------------------------------------------------
Total from investment operations                   .10        .30    .54    .37    .44
--------------------------------------------------------------------------------------
Less distribution from net investment income       .18        .42    .45    .45    .47
--------------------------------------------------------------------------------------
Net asset value, end of period                   $8.11       8.19   8.31   8.22   8.30
--------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                     1.23%      3.68   6.75   4.55   5.52
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------
Expenses                                          1.35%      1.36   1.25   1.15   1.10
--------------------------------------------------------------------------------------
Net investment income                             4.03%      4.79   5.50   5.49   5.76
--------------------------------------------------------------------------------------

                                              ----------------------------------------
                                                              CLASS B
                                              ----------------------------------------
                                               SIX MONTHS
                                                 ENDED         YEAR ENDED AUGUST 31,
                                              FEBRUARY 28,   -------------------------
                                                  1999       1998   1997   1996   1995
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------
Net asset value, beginning of period             $8.21       8.32   8.23   8.31   8.32
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            .11        .36    .39    .40    .43
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         (.04)      (.11)   .09   (.09)  (.04)
--------------------------------------------------------------------------------------
Total from investment operations                   .07        .25    .48    .31    .39
--------------------------------------------------------------------------------------
Less distribution from net investment income       .15        .36    .39    .39    .40
--------------------------------------------------------------------------------------
Net asset value, end of period                   $8.13       8.21   8.32   8.23   8.31
--------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                      .87%      3.06   5.96   3.79   4.84
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------
Expenses                                          2.08%      1.99   1.93   1.89   1.85
--------------------------------------------------------------------------------------
Net investment income                             3.30%      4.16   4.82   4.75   5.01
--------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           --------------------------------------------
                                                             CLASS C
                                           --------------------------------------------
                                           SIX MONTHS
                                              ENDED         YEAR ENDED AUGUST 31,
                                           FEBRUARY 28,   -------------------------
                                               1999       1998   1997   1996   1995
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period          $8.22       8.33   8.24   8.32   8.33
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .12       .36    .39    .40    .43
---------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (.04)      (.11)  .09    (.09)  (.04)
---------------------------------------------------------------------------------------
Total from investment operations                .08       .25    .48    .31    .39
---------------------------------------------------------------------------------------
Less distribution from net investment
income                                          .16       .36    .39    .39    .40
---------------------------------------------------------------------------------------
Net asset value, end of period                $8.14       8.22   8.33   8.24   8.32
---------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    .92%     3.10   5.98   3.82   4.89
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------
Expenses                                       1.99%      1.95   1.88   1.89   1.79
---------------------------------------------------------------------------------------
Net investment income                          3.39%      4.20   4.87   4.75   5.07
---------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED               YEAR ENDED AUGUST 31,
                                           FEBRUARY 28,   --------------------------------------
                                               1999        1998     1997     1996     1995
------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                   $231,446     69,307   81,967   94,477   129,757
------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              517%       149      249      272       308
------------------------------------------------------------------------------------------------

Total return does not reflect the effect of any sales charges. Data for the period ended February 28, 1999 is unaudited.

Per share data for the six months ended February 28, 1999 is determined based on average shares outstanding.

NOTES

TRUSTEES AND OFFICERS


TRUSTEES                   OFFICERS

DANIEL PIERCE              MARK S. CASADY               RICHARD L. VANDENBURG
Chairman and Trustee       President                    Vice President

LEWIS A. BURNHAM           PHILIP J. COLLORA            LINDA J. WONDRACK
Trustee                    Vice President and           Vice President
                           Secretary
DONALD L. DUNAWAY                                       MAUREEN E. KANE
Trustee                    JOHN R. HEBBLE               Assistant Secretary
                           Treasurer
ROBERT B. HOFFMAN                                       CAROLINE PEARSON
Trustee                    ANN M. MCCREARY              Assistant Secretary
                           Vice President
DONALD R. JONES                                         ELIZABETH C. WERTH
Trustee                    ROBERT C. PECK, JR.          Assistant Secretary
                           Vice President
THOMAS W. LITTAUER                                      BRENDA LYONS
Trustee and                KATHRYN L. QUIRK             Assistant Treasurer
Vice President             Vice President

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                  VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                               222 North LaSalle Street
                               Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT      KEMPER SERVICE COMPANY
                               P.O. Box 419557
                               Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                  INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                 801 Pennsylvania Avenue
                               Kansas City, MO 64105
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER          KEMPER DISTRIBUTORS, INC.
                               222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com



[KEMPER FUNDS LOGO]

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Income Fund prospectus.

KSTGF - 3 (4/19/99) 1071080